Fees Summary	Sep. 25, 2025 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 9,007.15
Total Fee Amount	9,007.15
Total Transaction Valuation	58,831,792.64
Total Offset Amount	0.00
Net Fee	$ 0.00